                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box: [ ]

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   SCOLR, INC.

                (Name of Registrant as Specified In Its Charter)

                        --------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

[LOGO]

May __, 2004



Dear Stockholder:

This year's annual meeting of stockholders will be held on June 25, 2004, at 3:00 p.m. local time at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10016. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of SCOLR by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of SCOLR's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review SCOLR's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,


DANIEL O. WILDS

President and
Chief Executive Officer

                                   SCOLR, INC.

                         3625 132ND AVENUE SE, SUITE 300
                           BELLEVUE, WASHINGTON 98006

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 25, 2004

                                   ----------

TO THE STOCKHOLDERS:

        Notice is hereby given that the annual meeting of the stockholders of SCOLR, Inc., a Delaware corporation, will be held on June 25, 2004, at 3:00 p.m. local time at The Yale Club located at 50 Vanderbilt Avenue, New York, New York 10016, for the following purposes:

        1. To elect six directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.

        2. To consider an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

        3. To consider an amendment to our Certificate of Incorporation to change our name to "SCOLR Pharma, Inc."

        4. To consider adoption of the 2004 Equity Incentive Plan.

        5. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

        6. To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on May 7, 2004 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

                                        By order of the Board of Directors,


                                        Daniel O. Wilds
                                        President and Chief Executive Officer

Bellevue, Washington
May __, 2004

--------------------------------------------------------------------------------
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.
--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of SCOLR, Inc., a Delaware corporation, for use at its annual meeting of stockholders to be held on June 25, 2004, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about May 25, 2004.

                             SOLICITATION AND VOTING

        Voting Securities. Only stockholders of record as of the close of business on May 7, 2004 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had ____________ shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of stock plans.

        Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we have retained MacKenzie Partners, Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $6,000 plus reasonable out-of-pocket expenses.

        Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of SCOLR a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

        On April 14, 2004, our Board of Directors amended Section 3.2 of our Bylaws to eliminate the staggered Board of Directors. Section 3.2 divided the Board into three classes and provided that the directors in each class would serve staggered three-year terms. As amended, Section 3.2 of our Bylaws provides that the Board of Directors shall consist of between 4 and 12 members, with the specific number to be established by resolution of the Board. The Board of Directors has established the number of directors to be nine, which is the current number of directors. The Board of Directors eliminated the staggered board provision in order to provide stockholders with the ability to elect the full Board on an annual stockholder democracy.

        Notwithstanding the foregoing Bylaw amendment, because three of the current directors were elected to three-year terms at a time when the Board was divided into three staggered classes, the terms of only six directors will expire at this year's annual meeting of stockholders. Under Delaware law, the term of the other three directors will continue for the remainder of the full three-year term for which they were elected. Randall L-W. Caudill, D. Phil. has been appointed for a term that expires in 2005, and David T. Howard and Herbert
L. Lucas have been appointed for a term that expires in 2006.

        Management's nominees for election by the stockholders to the six Board positions are the following current members of the Board of Directors: Daniel O. Wilds, Reza Fassihi, Ph.D., Wayne L. Pines, Robert C. Schroeder, Michael Sorell, M.D. and Michael N. Taglich. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2005 and until their respective successors are elected and qualified. If the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

        If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected as the directors. Abstentions and broker non-votes have no effect on the vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

        The following table sets forth, for our current directors, information with respect to their ages and background.

                                                                                      Director
Name                         Position with SCOLR                        Age            Since
----                         -------------------                        ---           --------
Daniel O. Wilds              President and Chief Executive               55             2003
                             Officer, Director
David T. Howard              Chairman of the Board, Director             54             2000
Herbert L. Lucas             Director                                    77             1995
Randall L-W. Caudill,        Director                                    56             2002
D. Phil.
Reza Fassihi, Ph.D.          Director                                    52             2003
Wayne L. Pines               Director                                    61             2004
Robert C. Schroeder          Director                                    37             2003
Michael Sorell, M.D.         Director                                    57             2004
Michael N. Taglich           Director                                    39             2003

        Daniel O. Wilds was appointed our President and CEO and a Director in August 2003. From 1998 to July 2003, Mr. Wilds served as Chairman, President and CEO of Northwest Biotherapeutics, Inc. Prior to that position, he was President and CEO of Shiloov Biotechnologies (USA), Inc. from 1997 to 1998. From 1992 to 1996, Mr. Wilds was President and CEO of Adeza Biomedical Corporation, prior to which he served as the President and CEO of Medisense, Inc. and President of Baxter's Chemotherapy Service. Mr. Wilds has also served as President and COO of Travenol-Genentech, Inc., a joint venture between Baxter International and Genentech, Inc., and has held other domestic and international senior management positions in the biomedical and biopharmaceutical fields. Mr. Wilds currently serves on the board of Helix BioMedix, Inc. and is a member of the Leadership Council for the Albert B. Sabine Vaccine Institute's Cancer Vaccine Consortium. Mr. Wilds holds a BA from California State University , Los Angeles and an MBA from Northwestern University.

        David T. Howard served as our President from May 2000 to August 2003 and has provided advisory services to us since August 2003. He has served on the Board since May 2000, and was appointed Chairman in September 2003. From 1997 to 2000, Mr. Howard served as President and COO of Novopharm International and Novopharm USA. Prior to that position, he was President of Granutec, Inc. (1995
- 1999) and President of Stanley Pharmaceuticals (1990 - 1999). Mr. Howard is Chairman of the Board of Directors of Angiotech Pharmaceuticals, Inc. and serves on the boards of MDS Ventures Pacific, and Delex Therapeutics Inc..

        Herbert L. Lucas has been a Director since 1991. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a director of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the boards of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., and Sunworld International Airways, Inc. Mr. Lucas has served as Trustee of The
J. Paul Getty Trust, the Los Angeles County Museum of Art, The Morgan Library, and Winrock International Institute for Agricultural Research and Development. He was formerly a member of the Board of Trustees of Princeton University. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration.

        Randall Caudill, D. Phil. has served as a member of the Board since 2002. Dr. Caudill is currently President of Dunsford Hill Capital Partners, a financial consulting firm serving early-stage healthcare and technology companies. From 1987 to 1997, while at Prudential Securities, Dr. Caudill established and headed the firm's San Francisco investment banking practice and served as head of the Mergers and Acquisitions Department and co-head of Prudential's investment banking division. Dr. Caudill also served as executive director and co-head of mergers and acquisitions at Morgan Grenfell Inc. and vice president in the Mergers and Acquisitions Department of The First Boston Corporation. Dr. Caudill currently serves on the boards of VaxGen, Inc., SBE Inc., RamGen Inc., Northwest Biotherapeutics Inc. and Helix BioMedix Inc. Dr. Caudill received a master's degree in Public and Private Management from Yale University and earned a doctorate of philosophy while a Rhodes Scholar at Oxford University.

        Michael N. Taglich was appointed to the Board in August 2003. Mr. Taglich has served as the President and co-founder of Taglich Brothers, Inc., a NASD broker-dealer focused on public and private micro cap companies since 1992. From 1987 - 1992, Mr. Taglich was Vice President at Weatherly Securities and currently serves as the Chairman of the Board of Telenetics, Inc. Mr. Taglich earned a BS from New York University.

        Reza Fassihi, Ph.D. joined the Board in November 2003. Dr. Fassihi is the co-inventor and patent holder of three patents in SCOLR's CDT(R) platform and is a consultant to the Company. He is currently Professor of Biopharmaceutics and Industrial Pharmacy at Temple University , School of Pharmacy. Dr. Fassihi joined Temple University in 1992 where he has served as professor, director of graduate programs, has chaired various committees and is Co-Chair of PPF (Philadelphia Pharmaceutical Forum). Dr. Fassihi is widely published in more than 100 peer-reviewed professional papers, numerous chapters in books and is credited with more than 300 abstracts. Currently he has ongoing projects in collaboration with various pharmaceutical laboratories. He acts as a consultant to a number of pharmaceutical and nutritional manufacturers, government agencies, and has served as an expert witness on issues related to pharmaceutical products.

        Robert C. Schroeder joined the Board in November 2003. Mr. Schroeder is Vice President, Investment Banking of Taglich Brothers, Inc., and specializes in advisory services and capital raising for small, publicly traded companies. Since joining Taglich Brothers (a NASD broker-dealer focused on public and private micro cap companies) in 1993, Mr. Schroeder has performed securities analysis involving many companies across a wide range of industries. Prior to that, Mr. Schroeder served in various positions in the brokerage and public accounting industry. Mr. Schroeder also serves on the Board of Directors of Telenetics, Inc. and is a member of its audit committee. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and a member of the New York Society of Security Analysts. He earned his BS degree in Accounting and Economics from New York University.

        Wayne L. Pines joined the Board in April 2004. Mr. Pines is an international consultant on FDA-related regulatory and media issues and on corporate crisis management. Since 1993, he has been President of Regulatory Services and Healthcare at APCO Worldwide, a public affairs firm in Washington, D.C. Prior to that, Mr. Pines was Executive Vice President of Burson-Martseller, an international public relations agency. Mr. Pines served for ten years at the FDA, as Chief of Consumer Education and Information, Chief of Press Relations and Associate Commissioner of Public Affairs. He is a director of Northwest Biotherapeutics, Inc. and a member of its audit committee and a director of other private biotech companies. A frequent lecturer at educational conferences, he has authored or edited six books on FDA-related issues, medical advertising regulation and crisis management. He is a graduate of Rutgers University.

        Michael Sorell, M.D. joined the Board in April 2004. Dr. Sorell has been a Managing Member of MS Capital Advisors, an investment advisory service firm, for more than five years. From July 1986 to February 1992, Dr. Sorell was associated with Morgan Stanley & Co., an investment banking firm, in various capacities, the last being Principal. From March 1992 to July 1994, Dr. Sorell was a partner in a joint venture with Essex Investment Management of Boston, an investment management firm. In August 1994, Dr. Sorell rejoined Morgan Stanley as the emerging growth strategist where he served until February 1996. Prior to March 1992, Dr. Sorell was on the staff of Memorial Sloan-Kettering Cancer Center and worked in clinical development of Schering Plough.

        In connection with the issuance of convertible notes in June 2003, we agreed to use our best efforts for three years to nominate and secure the election of a designee of Taglich Brothers, Inc. to serve as a director on our Board of Directors, or at Taglich Brothers' discretion, permit a designee to attend Board meetings as a non voting observer. Mr. Michael Taglich is currently serving as the director designated by Taglish Brothers.

        The Board of Directors has determined that each of Randall L-W. Caudill, Herbert L. Lucas, Wayne L. Pines and Michael Sorell, M.D. is an independent director for purposes of the American Stock Exchange rules as currently applicable to us. We currently do not have a majority of independent members on our Board of Directors. Pursuant to the rules of the American Stock Exchange for Small Business issuers, we plan to be in compliance with this requirement following our 2005 annual meeting of stockholders.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors held sixteen meetings during the fiscal year ended December 31, 2003. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

        AUDIT COMMITTEE. The members of the Audit Committee during fiscal 2003 were Mr. Lucas (Chairman), and Dr. Caudill. The Board of Directors has determined that both members of the Audit Committee satisfy the current independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission that are effective as to small business issuers such as us. In addition, the Board of Directors has determined that at least one of the Audit Committee members, Dr. Caudill, is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held three meetings during the fiscal year ended December 31, 2003. For additional information concerning the Audit

        Committee, see "REPORT OF THE AUDIT COMMITTEE" below and the "CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS" annexed to this proxy statement.

        COMPENSATION COMMITTEE. The members of the Compensation Committee during fiscal 2003 were Mr. Lucas, Dr. Caudill and Mr. Taglich. The Board of Directors has determined that Messrs. Lucas and Caudill satisfy the current independence and experience requirements of the American Stock Exchange and the Securities and Exchange Commission that are effective as to small business issuers such as us. The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers (with compensation in excess of $100,00 per year) and approves stock option grants to executive officers. The Compensation Committee did not meet during the fiscal year ended December 31, 2003 as decisions relating to executive compensation were made by the full Board of Directors.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Company did not have a Nominating Committee during the fiscal year ended December 31, 2003. The Nominating and Corporate Governance Committee, comprised of Messrs. Caudill, Lucas and Taglich, was appointed by the Board of Directors in March 2004. The Board of Directors has determined that Messrs. Lucas and Caudill satisfy the current independence requirements of the American Stock Exchange as currently applicable to us. Mr. Taglich is not considered independent as a result of placement agent fees paid to Taglich Brothers, Inc. during 2003. Mr. Taglich's service on this Committee was approved by the Board to be required by the best interests of the Company and its stockholders. Mr. Taglich is not a current officer or employee or an immediate family member of any such person. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

         The functions of the Nominating and Corporate Governance Committee include identifying individuals qualified to become members of the Board of Directors, selecting or recommending to the Board of Directors director nominees for each election of directors, developing and recommending to the Board criteria for selecting qualified director candidates, considering committee member qualifications, appointment and removal, and providing oversight in the evaluation of the Board and each committee. The nominees for election as Directors were selected by the Committee and approved by the Board of Directors. The nomination and corporate governance committee met twice in March 2004 to, among other matters, consider new directors and the nominees for the annual meeting.

        When considering the nomination of director for election to the Board, the Nominating and Corporate Governance Committee will review the results of an evaluation performed by the board of directors and each committee and the needs of the board of directors for various skills, background, experience and expected contribution and qualifications of the candidate. In this regard, the committee concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Committee evaluates perspective nominees on its own initiative or referred to it by other Board members, management, stockholders or external sources. The Committee uses the same criteria for evaluating candidates nominated by stockholders as it does for these proposed by other Board members, management and search companies.

        The Nominating and Corporate Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to the Corporate Secretary, 3625-132nd Avenue, S.E., Bellevue, WA 98006 at least 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:(i) the candidate's name, age, contact information and present principal occupation or employment; and(ii) a description of the candidate's qualifications, skills, background and business experience during, at a minimum, the last five years, including his or her principal occupation.

        Stockholders may also nominate directors for election at an annual meeting, provided the advance notice requirement set forth in the Company's Bylaws have been met.

COMMUNICATIONS WITH DIRECTORS

        Any stockholder wishing to communicate with any of our directors regarding SCOLR may write to the director, c/o Corporate Secretary, 3625 132nd Avenue SE, Suite 300, Bellevue, Washington 98006. The Secretary will forward these communications directly to the director(s). The independent directors of the Board review and approve the stockholder's communication process periodically to ensure effective communication with stockholders.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

        Although the Company has no policy with regard to Board members' attendance at its annual meetings, it is customary for all Board members to attend. Two of our the four Board members then serving attended the 2003 annual meeting of stockholders.

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE MATERIALS

        The Board has adopted a charter for each of the committees described above. The Board has also adopted a Code of Business Conduct that applies to all of our employees, officers and directors. Links to these materials are available on our website at www.scolr.com.

                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND

        Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. However, as of May 7, 2004, _________ shares of Common Stock were issues and outstanding and _________ unissued shares were reserved for issuance under our equity compensation plans and the exercise of outstanding warrants, leaving __________ shares of Common Stock unissued and unreserved. If stockholders approve Proposal 4 regarding an increase in the maximum number of shares issuable under the Option Plan, only ________ shares of Common Stock will remain unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by SCOLR, the Board of Directors has approved, subject to stockholder approval, an amendment to SCOLR's Certificate of Incorporation to increase the number of shares of such Common Stock authorized for issuance from 50,000,000 to 100,000,000.

PURPOSE AND EFFECT OF THE AMENDMENT

        The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the rules of the American Stock Exchange.

        The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of SCOLR without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of SCOLR more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of SCOLR.

        The Board of Directors is not currently aware of any attempt to take over or acquire SCOLR. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

        If the proposed amendment is approved by the stockholders, Article FOURTH of our Certificate of Incorporation will be amended to read as follows:

                A. Capitalization. The total number of shares of all classes of stock which the Corporation will have authority to issue is One Hundred Five Million (105,000,000) consisting of

                1. Five Million (5,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"); and

                2. One Hundred Million (100,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock").

        The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $.001 per share and be of the same class of Common Stock as is currently authorized under the Certificate. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

        Approval of this proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

                                 PROPOSAL NO. 3:

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

        The Board of Directors of the Company proposes that the stockholders' approve an amendment to the Company's Certificate of Incorporation to change the: name of the Company to SCOLR Pharma, Inc. The Board of Directors believes that the ` proposed new name better reflects the Company's shift in focus from its nutraceutical business to developing its drug delivery technology. SCOLR is an acronym for Self Correcting Oral Linear Release, which describes the technology behind the Company's CDT drug delivery platform. If Proposal No. 3 is approved, the Company will promptly file an Amendment to the Company's Certificate of Incorporation with the State of Delaware and file any other documents necessary to effect the Company's name change from SCOLR, Inc. to SCOLR, Pharma Inc. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME.

        As amended, Article One would read as follows:

        FIRST: The name of the Corporation is SCOLR Pharma, Inc.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "SCOLR PHARMA, INC."

                                 PROPOSAL NO. 4

                           APPROVAL OF THE SCOLR, INC.
                           2004 EQUITY INCENTIVE PLAN

        At the annual meeting, the stockholders will be asked to approve the SCOLR, INC. 2004 Equity Incentive Plan (the "Plan"). The Board of Directors adopted the Plan on April 14, 2004, subject to its approval by stockholders. The Plan is intended to replace our 1995 Stock Option Plan, which will expire in 2005.

        The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board expects that the Plan will be an important factor in attracting and retaining the high caliber employees and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

        The Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options and performance awards granted under the Plan. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be "performance-based" under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with stock options, performance shares and performance units awarded under the Plan to qualify as performance-based, the Plan limits the size of awards that can be made under the Plan, as further described below. These limits are referred to herein as the "Grant Limits." While the Company believes that compensation in connection with such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, compensation paid in settlement of performance share or performance unit awards may not qualify as performance-based.

        By approving the Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, the size of the Grant Limits and the other material terms of awards described below.

        The full text of the Plan appears as Appendix A to this Proxy Statement, to which reference is made for a full statement of its terms and provisions the following is a summary of the principal features of the Plan and should be read together with the full text of the Plan.

SUMMARY OF THE PLAN

        GENERAL. Under the Plan, employees, consultants, officers and directors of the Company may be granted equity-based incentive awards in the form of stock options, stock appreciation rights, stock awards, and performance awards, and directors may receive director fee awards and outside directors will be entitled to automatic grants of stock options.

        AUTHORIZED SHARES. The Plan authorizes the issuance of up to 2,000,000 shares of common stock, plus 350,104 shares which were previously reserved for issuance under the 1995 Stock Option Plan but not subject to outstanding options, and 2,057,753 shares of common stock subject to outstanding options under the 1995 Stock Option Plan to the extent shares of common stock are not issued pursuant to such options. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Plan. Appropriate adjustments will be made to the number of shares reserved under the Plan, the share limits affecting incentive stock options, the Grant Limits and the terms of any outstanding awards in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

        ADMINISTRATION. The Plan will be administered by the Compensation Committee of the Board of Directors or another committee of the Board of Directors appointed to administer the Plan, or, in the absence of such committee, by the Board. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code, administration must be by a committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "Committee" refers to either such committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject under some circumstances to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee will have the authority to interpret the Plan and awards granted thereunder, and any such interpretation by the Committee will be binding.

        ELIGIBILITY. Awards may be granted to employees, officers, consultants and directors of the Company or any parent or subsidiary of the Company. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may be acquired prior to such person's commencement of service. Incentive stock options may be granted only to employees, and director fee awards and outside director grants may be granted only to members of the Board of Directors who, as of the time of grant, are not employees of the Company or any parent or subsidiary of the Company. As of May 7, 2004, the Company had approximately 10 employees, including 3 executive officers, 3 consultants and 8 nonemployee directors who would be eligible to receive awards under the Plan.

        STOCK OPTIONS. The Committee may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonstatutory stock options or any combination thereof. Each option granted under the Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. Incentive stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant, while nonstatutory stock options may have an exercise price that is less than fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The closing price of our Common Stock as reported on the American Stock Exchange on May ___, 2004 was $_____ per share.

        The Plan provides that the option exercise price may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Committee. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee's surrender of a portion of the option shares to the Company.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The maximum term of an option granted under the Plan is ten (10) years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five (5) years. An option generally will remain exercisable for three months following the optionee's termination of service, unless such termination results from the optionee's death or disability, in which case the option generally will remain exercisable for 12 months following termination, provided that in no case may an option be exercised after its expiration date.

        Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

        STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") entitles the holder thereof to receive, for each share as to which the award is granted payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over an exercise price as determined by the Committee. SARs may be granted in tandem with an option or on a stand-alone basis. SARs are exercisable at such times, and subject to such conditions, as the Committee may prescribe at the time of granting such award, provided that a SAR granted in tandem with a stock option can only be exercised to the extent that the related option is itself exercisable. The grant shall specify the number of shares of Common Stock as to which the SAR is granted.

        The Committee shall determine and set forth in the participant's award agreement, evidencing the SAR, the effect of the termination of the participant's service on the SAR. SARs may not be assigned or transferred other than by will or the laws of descent and distribution.

        STOCK AWARDS. Awards of restricted stock may be granted by the Committee subject to such vesting restrictions for such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant's continued service or other factors, such as performance criteria established by the Committee. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Committee, upon a participant's termination of service, the participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed.

        PERFORMANCE AWARDS. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value of a share of Common Stock determined on the grant date, in the case of performance shares, and $100 per unit, in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof.

        The Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following measures: revenue, operating income, pre-tax profit, net income, gross margin, operating margin, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added and cash flow. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. In the event the Company pays cash dividends on its Common Stock, the Committee may provide for the payment of dividend equivalents to a participant awarded performance shares. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        The Committee will determine, in its sole discretion, and include in the applicable award agreement, the effect of a participant's termination of service prior to completion of the applicable performance period. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

        DIRECTOR FEE AWARDS. The Plan provides that commencing with the start of the first full calendar quarter following stockholder approval of the Plan, each nonemployee director may elect to receive the value of all compensation for services as a director in the form of a stock-based director fee award, which will consist of either stock options or stock units, as elected by the director on an annual basis. A nonemployee director may elect to receive up to 100% of director compensation in the form of a director fee award. Director fee awards will be granted automatically on the last day of each calendar quarter for the portion of a director's compensation earned during the quarter for which the director elected to receive a director fee award (the "Elected Quarterly Compensation"). Director compensation not paid in the form of a director fee award will be paid in cash in accordance with our normal payment procedures.

        A director electing to receive stock options will be granted automatically, on the last day of each calendar quarter, a nonstatutory stock option (a "Director Option") for a number of shares of Common Stock equal to the amount of the Elected Quarterly Compensation divided by an amount equal to 50% of the average closing price of a share of our Common Stock as quoted on the American Stock Exchange on the 10 trading days preceding the date of grant and having an exercise price per share equal to 50% of such average.

        Each Director Option must be evidenced by a written agreement between the Company and the director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price may be paid in cash, by check, by the assignment of the proceeds or a sale or loan with respect to some or all of shares being acquired upon exercise of the option, and, to the extent legally permitted, by tender of shares of Common Stock owned by the director having a fair market value not less than the exercise price. Each Director Option will be fully vested and will have a term of 10 years. Subject to such term, a Director Option will remain exercisable for 36 months following the director's termination of service. A Director Option may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

        A director electing to receive stock units will be granted automatically, on the last day of each calendar quarter, an award (a "Stock Units Award") for a number of stock units equal to the amount of the Elected Quarterly Compensation divided by an amount equal to the average closing price of a share of our Common Stock as quoted on the American Stock Exchange on the 10 trading days preceding the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our Common Stock in accordance with the terms and conditions of the Stock Units Award. Nonemployee directors are not required to pay any additional cash consideration in connection with the settlement of a Stock Units Award.

        Each Stock Units Award must be evidenced by a written agreement between the Company and the nonemployee director specifying the number of stock units subject to the award and the other terms and conditions of the Stock Units Award, consistent with the requirements of the Plan. Stock Unit Awards are fully vested upon grant and will be settled by distribution to the nonemployee director of a number of whole shares of Common Stock equal to the number of stock units subject to the award within 30 days following the earlier of (i) the date on which the participant's service as a director terminates or (ii) an early settlement date elected by the nonemployee director in accordance with the terms of the Plan at the time of his or her election to receive the Stock Units Payment. A holder of stock units has no voting rights or other rights as a stockholder until shares of Common Stock are issued to the participant in settlement of the stock units. However, nonemployee directors holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of Common Stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of Common Stock on the dividend payment date. Prior to settlement, no Stock Units Award may be assigned or transferred other than by will or the laws of descent and distribution.

AUTOMATIC OUTSIDE DIRECTOR OPTIONS. Under the Plan, each outside director is granted automatically and without further action by the Committee, effective on October 1st of each year, an option to purchase 30,000 shares of Common Stock; provided that the first time a person is elected to serve as an outside director, they are granted an option to purchase 2,500 shares of Common Stock for each full month of service before October 1st. The exercise price for outside director options is the fair market value of the Common Stock on the date the option is granted. Each outside director option terminates and ceases to be exercisable five (5) years after the date of grant. Each outside director option becomes fully vested and exercisable on the day before October 1st following the year in which the option was granted.

        GRANT LIMITS. Under the Grant Limits, no employee may be granted under the Plan, during any fiscal year, (a) options to purchase more than one million shares of Common Stock, (b) 300,000 shares of restricted stock on which the restrictions are based on performance goals, as described under "Performance Awards" above, (c) performance shares that could result in the employee receiving more than 300,000 shares of Common stock or (d) performance units that could result in the employee receiving more than $2,500,000. The Grant Limits are intended to permit compensation received by certain executive officers in connection with certain awards granted under the Plan to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

        CHANGE IN CONTROL. The Plan defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof may either assume all outstanding awards or substitute new awards having an equivalent value. Any options which are neither assumed nor substituted nor exercised as of the Change in Control terminate; provided that the Committee may provide otherwise in an award agreement. Any option not assumed, replaced or exercised prior to the Change in Control will terminate upon the Change in Control. The Plan authorizes the Committee, in its discretion, to provide in any award agreement that if, within a period following a Change in Control specified by the Committee, the participant's service is involuntarily terminated without cause (as defined in the Plan) or the participant resigns for certain reasons as specified in the Plan, then the exercisability, vesting and payment of such participant's outstanding awards will be accelerated to such extent as specified by the Committee and, if the outstanding award is an option, will remain exercisable for six months (or such other period specified by the Committee) following the date of the participant's termination of service (but not beyond the expiration of the option's term).

        TERMINATION OR AMENDMENT. The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, the Committee may not (i) increase the maximum aggregate number of shares of Common Stock that may be issued under the (except in the case of stock splits, etc.), (ii) change the class of persons eligible to receive incentive stock options, or (iii) make any other amendment that would require the approval of the Company's stockholders under applicable law, regulation or rule. No termination or amendment of the Plan will affect any then outstanding award unless expressly provided by the Committee, unless such termination or amendment is required to enable an option designated an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

        The Plan will continue in effect until the earlier of its termination by the Committee or the date on which all shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing awards granted under the Plan have lapsed.

SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        INCENTIVE STOCK OPTIONS. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, the Company will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant's disposition of shares before both of these holding periods have been satisfied (a "disqualifying disposition"), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the "determination date"). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        STOCK APPRECIATION RIGHTS. A participant generally will not recognize taxable income upon receipt of an SAR, but the amount of cash and/or the fair market value of vested shares received upon exercise of an SAR will be taxable as ordinary income to a participant. If the participant is an employee or former employee, that ordinary income is treated as wages subject to income and employment tax withholding. The subsequent sale of shares received upon exercise of an SAR is a taxable event. At the time of the sale, the participant recognizes capital gain or loss realized in the disposition. That gain or loss is determined by the difference between the amount realized on the sale of the shares and their adjusted basis. The adjusted basis of the shares is generally the amount of ordinary income recognized when the shares were transferred to the participant. The tax consequences of disposing of the shares will vary depending on how long the participant has held the shares. The capital gain or loss will be long-term if the participant held the shares for more than one year and short term if the participant held the shares for one year or less. The Company is generally entitled to a tax deduction equal to the ordinary income that participants recognize under the rules discussed above, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code or the regulations thereunder.

STOCK AWARDS. Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonstatutory stock options. A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal

        Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        PERFORMANCE AWARDS. A participant generally will recognize no income upon the grant of a performance share, performance units or stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under "Restricted Stock." Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under "Nonstatutory Stock Options"), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        DIRECTOR FEE AWARDS. Fee awards granted as nonemployee director options will be nonstatutory options; that is, not incentive stock options within the meaning of Section 422 of the Internal Revenue Code. In general, the grant of an option to a director will not have any tax consequences to either the director or the Company. Upon exercise of the option, the director will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional self-employment income equal to the difference between the fair market value of the stock at the time of exercise and the exercise price at which the stock was acquired. At the same time, the Company will generally be entitled to a tax deduction equal to the amount included in income by the director. For a summary of the United States federal income tax consequences of Director Fee Awards, see the discussion of treatment of nonstatutory stock options above.

        A nonemployee director who elects to receive director fees in stock units will generally recognize no income upon the grant of the stock units. Upon the settlement of such awards, nonemployee directors normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. Upon settlement, the director will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional self-employment income equal to the fair market value of the stock at the time of settlement. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under "Nonstatutory Stock Options"), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        OUTSIDE DIRECTOR OPTIONS. All options granted to outside directors under the Plan will be nonstatutory options; that is, not incentive stock options within the meaning of Section 422 of the Internal Revenue Code. In general, the grant of an option to a director will not have any tax consequences to either the director or the Company. Upon exercise of the option, the director will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional self-employment income equal to the difference between the fair market value of the stock at the time of exercise and the exercise price at which the stock was acquired. At the same time, the Company will generally be entitled to a tax deduction equal to the amount included in income by the director. For a summary of the United States federal income tax consequences of Outside Director Options, see the discussion of treatment of nonstatutory stock options above.

NEW PLAN BENEFITS

        No awards will be granted under the Plan prior to its approval by the stockholders of the Company. With the exception of the minimum director fee awards that will be granted automatically to nonemployee directors and outside director grants, awards under the Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. In addition, benefits under the Plan, including director fee awards and performance awards, will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates, actual Company performance against performance goals and decisions made by the participants. Consequently, other than outside director grants it is not possible to determine the benefits that might be received by participants under the Plan.

OPTIONS TO BE GRANTED TO CERTAIN PERSONS

        The table below sets forth the grants of stock options that will be received under the Plan during the fiscal year ending December 31, 2004, by non-employee directors. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Other awards under the Plan are not included because the Company cannot determine them.

                                NEW PLAN BENEFITS

       NAME AND POSITION                                 SHARES
       -----------------                                 ------
David T. Howard, Director                                30,000
Herbert L. Lucas, Director                               30,000
Randall Caudill, D. Phil., Director                      30,000
Michael N. Taglich, Director                             30,000
Reza Fassihi, Ph.D., Director                            30,000
Wayne L. Pines                                           30,000
Michael Sorell, M.D.                                     30,000
Robert C. Schroeder, Director                            30,000


REQUIRED VOTE AND BOARD OF DIRECTORS RECOMMENDATION

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN.

                                 PROPOSAL NO. 5

     ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

        Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by SCOLR at the meeting, such adjournment will be submitted for a shareholder vote under Item __ of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

        Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of Common Stock of SCOLR, either in person or by proxy. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF SCOLR'S PROPOSALS IN THIS PROXY STATEMENT.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 15, 2004, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each director (iii) each executive officer named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group.

                                                          NUMBER OF SHARES            PERCENT OF
                                                             BENEFICIALLY              COMMON
              NAME OF BENEFICIAL OWNER                         OWNED(1)                STOCK(1)
              ------------------------                    ----------------            ----------
Archer-Daniels-Midland Company(2)................             1,920,000                  5.87%
4666 Faries Parkway
Decatur, IL  62526

Daniel O. Wilds..................................               236,364                  *

Randall L-W. Caudill.............................                92,500                  *

David T. Howard..................................               480,000                  *

Herbert L. Lucas.................................               887,396                  2.86%

Dr. Reza Fassihi.................................               200,000

Robert C. Schroeder..............................               103,207

Wayne L. Pines...................................                     0                  *

Michael Sorell, M.D..............................                     0                  *

Michael N. Taglich(3)............................               341,396                  1.12%

Stephen J. Turner................................               105,000                  *

Gail T. Vitulli..................................                40,833                  *

All directors and executive officers as a group
(11 persons).....................................             2,630,576                  8.04%


----------
*       Less than 1%.

    (1) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property law, where applicable, and to the information contained in the footnotes to this table. The number of shares of common stock shown as beneficially owned by the persons named in this table includes all shares of common stock underlying options and warrants exercisable within 60 days of April 15, 2004. The percentage of common stock outstanding is calculated on the basis of 30,094,860 shares of common stock outstanding as of April 15, 2004, except that shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 15, 2004, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

    (2) Information regarding Archer-Daniels-Midland is based solely on a
        Schedule 13G filed with the SEC on February 14, 2000.

    (3) Michael Taglich is the General Partner of a partnership that beneficially owns 50,000 shares of common stock. Mr. Taglich disclaims beneficial ownership of the common stock owned by such partnership except to the extent of his pecuniary interest therein.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2001, 2002 and 2003 by our chief executive officer, and our other most highly compensated executive officers whose salary and bonus for the last fixcal year exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION              LONG-TERM
                                      -----------------------------------   COMPENSATION
                                                                               AWARDS
                                                                             SECURITIES
         NAME AND                                           OTHER ANNUAL     UNDERLYING
    PRINCIPAL POSITION       YEAR     SALARY      BONUS     COMPENSATION      OPTIONS
    ------------------       ----     ------      -----     ------------    ------------
Daniel O. Wilds              2003    95,538(1)     --            --            250,000
  President and CEO          2002                                --              --
                             2001                                --              --


David T. Howard              2003   134,615(2)    100,000       12,251(3)        2,500(2)
  President and CEO          2002   210,000(2)     --           10,800(3)        --
                             2001   210,000(2)     --           10,800(3)        --

Steven H. Moger              2003   200,000(4)     --            --            120,000
  Chief Financial Officer    2002   150,000(4)     --            --             60,000
  and Vice President of      2001   139,583(4)     --            --            110,000
  Operations


----------

(1) Mr. Wilds commenced employment with the Company on August 8, 2003. He received an annual base salary of $240,000 until December 31, 2003. On January 1, 2004, his annual salary was increased to $300,000 with an additional car allowance of $6,000.

(2) Mr. Howard's resigned as an executive officer on August 7, 2003 at which time he became a consultant to the Company. The options were granted as part of his director compensation.

(3) Other compensation paid to Mr. Howard in 2003, consisted of the following: $5,951 for Director's compensation and $6,300 auto allowance.

(4) Mr. Moger received an annual base salary of $110,000 until February 2001. From March 2001 to May 2001, his annual salary was $135,000. In June 2001, his annual salary was increased to $150,000. Effective January 1, 2003 his annual base salary was increased to $200,000. Mr. Moger's employment with the Company terminated as of December 31, 2003.

STOCK OPTIONS GRANTED IN FISCAL 2003

        The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended December 31, 2003 to the persons named in the Summary Compensation Table:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                            --------------------------------------------
                                               % OF TOTAL
                               NUMBER OF         OPTIONS
                                SHARES         GRANTED TO      EXERCISE
                              UNDERLYING      EMPLOYEES IN       PRICE
           NAME             OPTIONS GRANTED    FISCAL YEAR     PER SHARE
-------------------------   ---------------   ------------     ---------
Daniel O. Wilds                250,000            46%            $2.10
David T. Howard                  2,500(1)         N/A            $2.28
Steven H. Moger                100,000            19%            $1.05
                                20,000             4%            $1.20

        (1) Mr. Howard was granted 2,500 options on October 1, 2003 in accordance with the Directors compensation plan described below.

OPTION EXERCISES AND FISCAL 2003 YEAR-END VALUES

        The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended December 31, 2003, and unexercised options held as of December 31, 2003, by the persons named in the Summary Compensation Table above.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END VALUES

                                                                      NUMBER OF SHARES              VALUE OF UNEXERCISED
                           SHARES                                  UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                          ACQUIRED                               OPTIONS AT FISCAL YEAR END            FISCAL YEAR END(1)
                             ON              VALUE          ----------------------------------   -------------------------------
NAME                      EXERCISE          REALIZED        EXERCISABLE(2)       UNEXERCISABLE   EXERCISABLE(2)    UNEXERCISABLE
----                      --------          --------        --------------       -------------   --------------    -------------
Daniel O. Wilds                --                --           154,545               95,455            $6,181            $3,819
David T. Howard                --                --           482,500                   --          $724,450                --
Steven H. Moger             2,500            $1,775           400,000(1)                --          $520,600                --

----------

(1) Mr. Moger's employment terminated effective December 31, 2003 in connection with the sale of our probiotics business unit. A separation agreement with Mr. Moger was executed as part of the sale. See "Employment Contracts and Termination of Employment and
        Change-in-Control Arrangements."

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        We entered into a Consulting Agreement with Dr. Fassihi dated December 22, 2000, which has been amended and supplemented by Additional Services Agreements. Under the Consulting Agreement, we agreed to pay Dr. Fassihi a monthly retainer of $4,000 and an hourly fee of $100 (which is credited against the retainer) until December 31, 2006, subject to termination under certain circumstances. In addition, we are obligated to pay Dr. Fassihi royalties for sales of products relating to certain intellectual property assigned to us by Dr. Fassihi. Dr. Fassihi devotes approximately one day per week plus ongoing supervision of projects as necessary to provide services to the Company. Under the terms of his Consulting Agreement, we shall own any and all intellectual property relating to the services provided under the agreements. During 2003, we paid Dr. Fassihi $48,000 in consulting fees and granted Dr. Fassihi a fully exercisable nonqualified stock option for 100,000 shares of the our common stock at an exercise price of $1.05 per share on April 7, 2003.

        On August 7, 2003, Mr. Howard entered into Separation and Advisory Agreements pursuant to which he resigned as an officer and agreed to provide consulting and advisory services to the Company. In connection with these agreements, Mr. Howard received a bonus of $100,000 and we confirmed the vesting of 480,000 of the 800,000 options previously granted to Mr. Howard. Under the terms of the Advisory Agreement, Mr. Howard assists us with the development and commercialization of our drug delivery technology and provides assistance with respect to licenses, strategic alliances and product development. The Advisory Agreement provided for compensation of $20,000 per month and was scheduled to terminate on February 6, 2004. By letter dated December 30, 2003, Mr. Howard's Advisory Agreement was extended until July 6, 2004, subject to automatic extension until terminated by either party on 60 days notice. In addition, subsequent to February 6, 2004, Mr. Howard's compensation was reduced to $10,000 per month.

        Mr. Wilds was appointed to the Board of Directors and Chief Executive Officer and President of the Company in August 2003. At that time, we approved a termination package that would provide payment equal to six months salary in the event his employment was terminated by the Company without cause.

        We have an Employment Agreement with Stephen Turner which provides for an annual salary of at least $85,000 (subsequently increased to $140,000 per year) and includes provisions for bonus, salary increases and stock options as determined by the Board. In accordance with the terms of the agreement, Mr. Turner's employment is "at will" and he may be terminated at any time with or without cause. However, in the event Mr. Turner's employment is terminated "without cause" (as defined), or by Mr. Turner for "good reason" (as defined), we shall continue to pay his then current base salary for six months following the date of termination.

        We entered a Consulting Agreement with Daniel Ward, a former director, commencing upon his resignation as director on November 11, 2003 and terminates on December 31, 2004. In accordance with his Consulting Agreement, Mr. Ward receives $3,750 per calendar quarter.

COMPENSATION OF DIRECTORS

        We pay no additional remuneration to our employees who serve as directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Board of Directors. The Board of Directors has adopted the following compensation plan for non-employee directors ("Eligible Directors"): (a) on October 1 of each year each Eligible Director is granted an option exercisable for 30,000 shares of the Company's common stock at an exercise price equal to the closing price of the Company's common stock on the date of grant, which option shall be fully vested as of the date of grant,
(b) on October 1 of the first year of service, each new Eligible Director is granted an option for 2,500 shares for each whole month of service prior to October 1, (c) in the event an Eligible Director resigns prior to October 1 in any year, such eligible Director is granted an option on October 1 of the year of resignation for 2,500 shares for each whole month of service completed prior to the date of designation, and (d) each Eligible Director receives a quarterly cash retainer paid in arrears in the amount of $3,750 for services as a Director.

In accordance with this compensation policy, on October 1, 2003, Mr. Lucas, Dr. Caudill (together with another non-employee director who is no longer serving) were each granted nonqualified stock options exercisable for 30,000 shares and Mr. Howard and Mr. Taglich were each granted 2,500 shares of the Company's common stock at an exercise price of $2.28 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

        We currently maintains a stock incentive plan known as the 1995 Stock Option Plan adopted in 1995, approved by stockholders, that provides for the issuance of options to purchase our common stock to officers and other employees, directors and consultants. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2003:

                                                                                         (c)
                                                                                       Number of
                                                                                        shares
                                                                                      remaining
                                                     (a)                             available for
                                                  Number of           (b)           future issuance
                                                shares to be    Weighted-average     under equity
                                                 issued upon        exercise          compensation
                                                 exercise of        price of             plans
                                                 outstanding      outstanding         (excluding
                                                  options,          options,            shares
                                                warrants and      warrants and       reflected in
Plan Category                                      rights            rights           column (a)
-------------                                   ------------    ----------------     --------------
Equity compensation plans approved by
stockholders                                      2,502,337         $   .95             587,604

MATERIAL FEATURES OF THE 1995 STOCK OPTION PLAN

        The 1995 Stock Option Plan was adopted by our Board of Directors and stockholders in March 1995. We are authorized to issue up to 4,000,000 shares of common stock under this plan. The plan allows grants of incentive stock options within the meaning of Section 422 of the Code, to employees, including officers and employee directors. In addition, it allows grants of nonstatutory options to employees, non-employee directors and consultants. The exercise price of incentive stock options granted under the 1995 Stock Option Plan must not be less than the fair market value of a share of the common stock on the date of grant In the case of nonstatutory stock options, the exercise price must not be less than 85% of the fair market value of the common stock on the date of grant. The plan expires in 2005, but no additional options will be granted if the 2004 Equity Incentive Plan is approved by stockholders at the annual meeting of stockholders. As of April 30, 2004, 350,104 options were available for future issuance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On January 15, 2004, we completed the sale of our probiotics development and manufacturing division to an entity formed and owned by Steven H. Moger, our former Vice President of Operations, Chief Financial Officer and General Manager of the probiotics division. Mr. Moger resigned his positions with the Company in connection with the sale. The assets sold comprise substantially all of the assets and properties used in connection with the our probiotics division, including equipment, inventory and intellectual property rights. The division engaged in the business of formulating and manufacturing probiotics-based health and dietary supplements for the animal and human nutrition markets. We also granted the buyer the right to manufacture and sell certain products utilizing SCOLR's patented CDT technology pursuant to a License, Manufacture, and Distribution Agreement also dated as of December 31, 2003. We received $722,756 in cash at closing and the Asset Purchase Agreement provides for deferred payments of at least $2 million. The deferred payments are tied to the buyer's achievement of certain sales levels and royalties. The consideration for the sale was determined pursuant to arm's-length negotiations after extensive negotiations with a number of third parties (including industry buyers) and took into account various factors concerning the valuation of the probiotics business, including valuations of comparable companies, the operating results, financial condition and prospects of the division and the opinion of the financial advisor retained by our Board of Directors. In connection with Mr. Moger's resignation, he entered into a Separation Agreement which provided for the vesting of all options previously granted to Mr. Moger and extended the time for him to exercise such options until December 31, 2006.

        Dr. Fassihi assigned us all of his right, title and interest in and to the technology known as "oral extended release dosage form based on the principle of controlled hydration "pursuant to an Intellectual Property Assignment and Assumption Agreement dated May 24, 2001. We paid a fee to Dr. Fassihi in connection with execution of this Agreement and an additional fee upon issuance of Patent No. 6,517,868 (CDT Patent No. 3). Dr. Fassihi assigned all of his right, title and interest in the technology known as "multiple compressed asymmetric composite delivery system for release-rate modulation of bioactives" to us pursuant to an Intellectual Property Assignment and Assumption Agreement dated August 1, 2002. We paid Dr. Fassihi a fee upon execution of the Agreement and agreed to pay an additional fee upon issuance of the first patent. We are obligated to pay Dr. Fassihi an annual license maintenance fee, share in upfront payments from customers and pay royalties based on product sales with respect to the intellectual property assigned to us under each agreement.

        Between April 30, 2003 and May 6, 2003 we issued $550,000 of subordinated notes to a group of accredited investors, including Herbert L. Lucas, a director, who purchased $75,000 of such subordinated notes. In connection with the sale of these notes, we granted warrants to purchase 235,722 shares of our common stock (including 32,144 warrants granted to Mr. Lucas) at $1.11 per share exercisable for three years. The notes were paid in full on June 25, 2003. For placement services associated with the financing, we paid Taglich Brothers, Inc. a fee of $23,750 and issued warrants to purchase 20,357 shares of common stock at $1.11 per share exercisable for three years. Michael N. Taglich and Robert Schroeder, directors of the Company, are affiliates of Taglich Brothers, Inc.

        On June 25, 2003, we completed a private placement of $5.3 million of notes due June 25, 2006. Of the $5.3 million of notes issued, $75,000 were issued to Herbert L. Lucas. The principal balance was converted into shares of our common stock at $1.05 per share in December 2003. In consideration of certain placement services, we paid Taglich Brothers, Inc. a cash fee of approximately $200,000, issued $300,000 of convertible notes and issued warrants to purchase up to 476,191 shares at $1.155 per share.

        In February 2004, we completed the private placement of 3,206,538 shares of our common stock for $3.25 per share. The purchasers also received five year warrants to purchase 801,636 shares of commons tock at an exercise price of $4.75 per share. Rodman & Renshaw acted as the lead placement agent for the transaction and Taglich Brothers, Inc. assisted in the financing. The placement agents received a cash commission of $729,487 and warrants to purchase 224,458 shares, of which Taglich Brothers, Inc. received $174,965 and warrants to purchase 53,846 shares. In addition, Mr. Taglich purchased 49,631 shares of common stock and warrants to purchase 12,408 shares as part of the private placement.

During March 2002, we entered an exclusive patent license agreement with Arthur-Daniels-Midland ("ADM"), the owner of approximately 6% of our common stock, which granted ADM an exclusive license and right of first refusal to develop and market certain dietary supplement and nutraceutical products using our CDT

Technology. During 2002, we received $50,000 for reimbursement of research and development costs associated with one product. We will receive royalties based on a percentage of net sales of the licensed products sold by ADM each quarter.

        We engaged Dunsford Hill Capital Partners ("Dunsford Hill") in March 2003 to provide strategic and financial advice and to assist organizing and preparing us for a private equity financing. Dr. Randall Caudill, a director, is the owner of Dunsford Hill. Under the terms of the engagement, we agreed to pay Dunsford Hill $75,000 over the six month term of the engagement and granted Dunsford Hill a five-year warrant to purchase 100,000 shares of common stock at a price of $1.00 per share. In April 2003, Dunsford Hill agreed to reduce its cash payment to $25,000 and the amount of the warrant to 50,000 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such reports furnished to us and written representations by certain reporting persons regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to our fiscal year ended December 31, 2003, all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with except that Form 4 reports were not timely filed by Messrs. Caudill, Lucas, Ward and Wilds with respect to one transaction each as a result of inadvertent administrative delays.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees SCOLR's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditors, Grant Thornton is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        The Audit Committee consists of two directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The American Stock Exchange currently applicable to us. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix B.

        The Committee has discussed and reviewed with the auditors all matters required to be discussed Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Grant Thornton, with and without management present, to discuss the overall scope of Grant Thornton's audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

        The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the committee recommended to the Board of Directors that SCOLR's audited financial statements be included in SCOLR's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                        AUDIT COMMITTEE

                                        HERBERT L. LUCAS, CHAIRMAN

                                                   RANDALL L-W. CAUDILL, D.PHIL.


                 INFORMATION REGARDING THE INDEPENDENT AUDITORS

        Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal year 2002 and 2003 by Grant Thornton LLP, the Company's auditors for those respective years. A representative of Grant Thornton is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

                                                   Fiscal 2002       Fiscal 2003
                                                   -----------       -----------
                                                   (in thousands of U.S. dollars)
Audit Fees (1)...............................        $72,595           $98,680
Audit-Related Fees (2).......................             --                --
Tax Fees (3).................................             --           $15,157
All Other Fees (4)...........................         $9,795           $35,355

----------

        (1) Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with (i) the audit of our annual financial statements, (ii) the review of our quarterly financial statements or (iii) those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this proxy statement.

        (2) Audit-related fees represent amounts we were billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews. This category primarily includes services relating to internal control assessments and accounting-related consulting. Grant Thornton LLP rendered no such services during the last two years.

        (3) Tax fees represent amounts we were billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning.

        (4) All other fees represent amounts we were billed in each of the years presented for services not classifiable under the other categories listed in the table above.

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the 2005 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than [date 90 days prior to anniversary of this YEAR'S mailing date]. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than [ ].

                          TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2004 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                        By order of the Board of Directors


                                        /s/ DANIEL O. WILDS

                                        Daniel O. Wilds
                                        President and Chief Executive Officer

        May __, 2004

                                   APPENDIX A

                           2004 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
1.       Establishment, Purpose and Term of Plan...........................................       2
2.       Definitions and Construction......................................................       2
3.       Administration....................................................................       7
4.       Shares Subject to Plan............................................................      10
5.       Eligibility and Award Limitations.................................................      11
6.       Terms and Conditions of Options...................................................      12
7.       Terms and Conditions of Stock Appreciation Rights.................................      14
8.       Terms and Conditions of Stock Awards..............................................      15
9.       Terms and Conditions of Performance Awards........................................      17
10.      Director Fee Awards...............................................................      21
11.      Terms and Conditions of Outside Director Options..................................      26
12.      Standard Forms of Award Agreement.................................................      27
13.      Change in Control.................................................................      28
14.      Compliance with Securities Law....................................................      29
15.      Tax Withholding...................................................................      30
16.      Termination or Amendment of Plan..................................................      30
17.      Stockholder Approval..............................................................      31
18.      Miscellaneous Provisions..........................................................      31

                           2004 EQUITY INCENTIVE PLAN

      1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENT. SCOLR, Inc., a Delaware corporation, hereby establishes the SCOLR, Inc. 2004 Equity Incentive Plan (the "PLAN") effective as of June ____, 2004, the date of its approval by the stockholders of the Company (the "EFFECTIVE DATE").

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Awards, Performance Awards, Outside Director Options, and Director Fee Awards.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

      2. DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "AFFILIATE" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "CONTROL" (including the term "CONTROLLED BY") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

                  (b) "AWARD" means any Option, SAR, Stock Award, Performance Award, Outside Director Option, or Director Fee Award granted under the Plan.

                  (c) "AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "OPTION AGREEMENT," an "SAR AGREEMENT," a "STOCK PURCHASE AGREEMENT," a "STOCK BONUS AGREEMENT," a "PERFORMANCE

SHARE AGREEMENT," a "PERFORMANCE UNIT AGREEMENT," a "NONEMPLOYEE DIRECTOR OPTION AGREEMENT," or "STOCK UNITS AGREEMENT," or an "OUTSIDE DIRECTOR OPTION AGREEMENT."

                  (d) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (f) "COMMITTEE" shall mean the Board or the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (g) "COMPANY" means SCOLR, Inc., a Delaware corporation, or any successor corporation thereto.

                  (h) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

                  (i) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                  (j) "DIRECTOR FEE AWARD" means any Nonemployee Director Option or Stock Unit granted pursuant to Section 10.

                  (k) "DISABILITY" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

                  (l) "DIVIDEND EQUIVALENT" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

                  (m) "EMPLOYEE" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination;

                  (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (o) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the American Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                        (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (p) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                  (q) "INSIDER" means an Officer, Director of the Company, or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                  (r) "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

                  (s) "NONEMPLOYEE DIRECTOR OPTION" means a Director Fee Award in the form of Nonstatutory Stock Option granted pursuant to the terms and conditions of Section 10.

                  (t) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

                  (u) "OFFICER" means any person designated by the Board as an officer of the Company.

                  (v) "OPTION" means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to the terms and conditions of the Plan, including an Outside Director Option. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                  (w) "OUTSIDE DIRECTOR" means a Director of the Company who is not an Employee.

                  (x) "OUTSIDE DIRECTOR OPTION" means an Option granted to an Outside Director pursuant to Section 11 below. Outside Director Options shall be Nonstatutory Stock Options.

                  (y) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (z) "PARTICIPANT" means any eligible person who has been granted one or more Awards.

                  (aa) "PARTICIPATING COMPANY" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

                  (bb) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                  (cc) "PERFORMANCE AWARD" means an Award of Performance Shares or Performance Units.

                  (dd) "PERFORMANCE AWARD FORMULA" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

                  (ee) "PERFORMANCE GOAL" means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

                  (ff) "PERFORMANCE PERIOD" means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

                  (gg) "PERFORMANCE SHARE" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

                  (hh) "PERFORMANCE UNIT" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

                  (ii) "PRIOR PLAN OPTION" means any option granted pursuant to the Company's 1995 Stock Option Plan, as amended, which is outstanding on or after the Effective Date.

                  (jj) "RESTRICTION PERIOD" means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

                  (kk) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (ll) "SAR" or "STOCK APPRECIATION RIGHT" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

                  (mm) "SECTION 162(m)" means Section 162(m) of the Code.

                  (nn) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (oo) "SERVICE" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise determined by the Board, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                  (pp) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (qq) "STOCK AWARD" means an Award of a Stock Bonus or a Stock Purchase Right.

                  (rr) "STOCK BONUS" means Stock granted to a Participant pursuant to Section 8 of the Plan.

                  (ss) "STOCK PURCHASE RIGHT" means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

                  (tt) "STOCK UNIT" means a Director Fee Award in the form of a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 to receive payment of one (1) share of Stock.

                  (uu) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (vv) "TEN PERCENT OWNER" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

                  (ww) "VESTING CONDITIONS" mean those conditions established in accordance with Section 8.5 of the Plan prior to the satisfaction of which shares subject to a Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      3. ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

            3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Options, SARs or Stock Awards without further approval of the Board or the Committee, to any person eligible pursuant to
Section 5, other than a person who, at
the time of such grant, is an Insider; provided, however, that (i) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (ii) the exercise price per share of each Option, SAR or Stock Purchase Right shall be equal to the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

            3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                  (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

                  (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                  (c) to determine the Fair Market Value of shares of Stock or other property;

                  (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased upon the exercise or purchase of shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

                  (e) to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

                  (f) to approve one or more forms of Award Agreement;

                  (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

                  (h) to accelerate, continue, extend or defer the exercisability or the vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

                  (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

                  (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

            3.4 COMPLIANCE WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

            3.5 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

            3.6 OPTION REPRICING. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of new Options having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to (a) "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code or (b) the cancellation of Prior Plan Options and the grant in substitution therefore of new Options having a lower exercise price under this Plan.

            3.7 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty

(60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      4. SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE.

                  GENERAL. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 2,000,000 shares, plus 350,104 shares which were previously reserved for issuance under the Prior Plan but not subject to outstanding options, and 2,057,753 shares subject to outstanding option, under the Prior Plan, to the extent shares of Stock are not issued pursuant to such options. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock are acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than Four Million Four Hundred Seven Thousand Eight Hundred Fifty-Seven (4,407,857) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to
Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any change in the Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination, exchange of shares or similar change in the capital structure of the Company or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (except normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Issuance Limit set forth in Section 4.1, in the Award Limits set forth in Section 5.4 and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this
Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

      5. ELIGIBILITY AND AWARD LIMITATIONS.

            5.1 PERSONS ELIGIBLE FOR AWARDS. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "EMPLOYEES," "CONSULTANTS" and "DIRECTORS" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award. A Director Fee Award and Outside Director Options may be granted only to a person who, at the time of the grant, is a Nonemployee Director. Eligible persons may be granted more than one (1) Award.

            5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with
Section 6.1.

            5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

            5.4 AWARD LIMITS.

                  (a) AGGREGATE LIMIT ON STOCK AWARDS AND PERFORMANCE AWARDS. Subject to adjustment as provided in Section 4.2, in no event shall more than One Million (1,000,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Stock Awards and Performance Awards.

                  (b) SECTION 162(m) AWARD LIMITS. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a "publicly held corporation" within the meaning of Section 162(m).

                        (i) OPTIONS AND SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than One Million (1,000,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

                        (ii) STOCK AWARDS. Subject to adjustment as provided in
Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Stock Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than three hundred thousand (300,000) shares of Stock.

                        (iii) PERFORMANCE AWARDS. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (A) Performance Shares which could result in such Employee receiving more than three hundred thousand (300,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (B) Performance Units which could result in such Employee receiving more than two million five hundred thousand dollars ($2,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

      6. TERMS AND CONDITIONS OF OPTIONS.

      Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

            6.2 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option,
(b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

            6.3 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 12, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                  (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                        (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to refuse to allow the exercise by tender to the Company, or attestation to the ownership, of shares of Stock.

                        (ii) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise. Cashless exercise shall not be permitted if the exercise by means of a Cashless Exercise would be a violation of any law, including Sarbanes-Oxley Act of 2002, which prohibits public companies from making personal loans to any director or executive officer.

            6.4 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

      7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

      SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            7.1 TYPES OF SARS AUTHORIZED. SARs may be granted in tandem with all or any portion of a related Option (a "TANDEM SAR") or may be granted independently of any Option (a "FREESTANDING SAR"). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

            7.2 EXERCISE PRICE. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option.

            7.3 EXERCISABILITY AND TERM OF SARs.

                  (a) TANDEM SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

                  (b) FREESTANDING SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of eight (8) years after the effective date of grant of such SAR.

            7.4 EXERCISE OF SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

            7.5 DEEMED EXERCISE OF SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

            7.6 EFFECT OF TERMINATION OF SERVICE. An SAR shall be exercisable after a Participant's termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

            7.7 NONTRANSFERABILITY OF SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

      8. TERMS AND CONDITIONS OF STOCK AWARDS.

      Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            8.1 TYPES OF STOCK AWARDS AUTHORIZED. Stock Awards may be in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

            8.2 PURCHASE PRICE. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.

            8.3 PURCHASE PERIOD. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to a prospective Employee, prospective Director or prospective Consultant may become exercisable prior to the date on which such person commences Service.

            8.4 PAYMENT OF PURCHASE PRICE. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

            8.5 VESTING AND RESTRICTIONS ON TRANSFER. Shares issued pursuant to any Stock Award may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4 (the "VESTING CONDITIONS"), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the "RESTRICTION PERIOD") in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 13.1, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

            8.6 VOTING RIGHTS; DIVIDENDS AND DISTRIBUTIONS. Except as provided in this Section and Section 8.5, during the Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

            8.7 EFFECT OF TERMINATION OF SERVICE. Unless otherwise provided by the Committee in the grant of a Stock Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then
(i) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (ii) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

            8.8 NONTRANSFERABILITY OF STOCK AWARD RIGHTS. Rights to acquire shares of Stock pursuant to a Stock Award may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

      9. TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

      Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            9.1 TYPES OF PERFORMANCE AWARDS AUTHORIZED. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

            9.2 INITIAL VALUE OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

            9.3 ESTABLISHMENT OF PERFORMANCE PERIOD, PERFORMANCE GOALS AND PERFORMANCE AWARD FORMULA. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

            9.4 MEASUREMENT OF PERFORMANCE GOALS. Performance Goals shall be established by the Committee on the basis of targets to be attained ("PERFORMANCE TARGETS") with respect one or more measures of business or financial performance (each, a "PERFORMANCE MEASURE"), subject to the following:

                  (a) PERFORMANCE MEASURES. Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

                        (i) growth in revenue;

                        (ii) operating margin;

                        (iii) total return on shares of Stock relative to the increase in an appropriate index as may be selected by the Committee;

                        (iv) earnings per share;

                        (v) return on stockholder equity;

                        (vi) return on net assets; and

                        (vii) cash flow, as indicated by book earnings before interest, taxes, depreciation and amortization.

                  (b) PERFORMANCE TARGETS. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

            9.5 SETTLEMENT OF PERFORMANCE AWARDS.

                  (a) DETERMINATION OF FINAL VALUE. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

                  (b) DISCRETIONARY ADJUSTMENT OF AWARD FORMULA. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a "covered employee" within the meaning of Section 162(m) (a "COVERED EMPLOYEE") to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award.

                  (c) EFFECT OF LEAVES OF ABSENCE. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days of leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

                  (d) NOTICE TO PARTICIPANTS. As soon as practicable following the Committee's determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

                  (e) PAYMENT IN SETTLEMENT OF PERFORMANCE AWARDS. As soon as practicable following the Committee's determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

                  (f) PROVISIONS APPLICABLE TO PAYMENT IN SHARES. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

            9.6 DIVIDEND EQUIVALENTS. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units.

            9.7 EFFECT OF TERMINATION OF SERVICE. The effect of a Participant's termination of Service on the Participant's Performance Award shall be as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

            9.8 NONTRANSFERABILITY OF PERFORMANCE AWARDS. Prior to settlement in accordance with the provisions of the Plan, no Performance Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

      10. DIRECTOR FEE AWARDS

            10.1 EFFECTIVE DATE AND DURATION OF THIS SECTION. This Section 10 shall become effective on the first day (the "SECTION 10 EFFECTIVE DATE") of the first calendar quarter beginning after the Effective Date, provided that elections with respect to the Initial Plan Year pursuant to Section 10.2 may be made prior to the Section 10 Effective Date. This Section 10 shall continue in effect for the remainder of the calendar year commencing on the Section 10 Effective Date (the "INITIAL PLAN YEAR") and for each subsequent calendar year commencing during the term (as provided in Section 1.3) of the Plan (a "PLAN YEAR"). Notwithstanding any Participant's prior election pursuant to Section 10.2, no Director Fee Award shall be granted after termination of the Plan, and all Director Fees (as defined below) with respect to which Director Fee Awards have not been granted prior to termination of the Plan shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 14, all Director Fee Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

            10.2 MANDATORY AND ELECTIVE DIRECTOR FEE AWARDS. Each Nonemployee Director may elect to receive one or more Director Fee Awards in lieu of payment in cash of all or any portion of such Participant's annual retainer fee, meeting fees and other compensation payable with respect to such Participant's service as a Director ("DIRECTOR FEES") for the Initial Plan Year and each subsequent Plan Year or applicable portion thereof. A Participant shall be entitled to elect one (but not both) of the following alternative forms of payment of the value of the Participant's Director Fees:

                  (a) OPTION PAYMENT. A Nonemployee Director may elect to receive up to a maximum of one hundred percent (100%) of the Participant's Director Fees to be paid in the form of a Nonemployee Director Option (an "OPTION PAYMENT") and the balance, if any, to be paid in cash in accordance with the Company's normal Director Fee payment procedures.

                  (b) STOCK UNITS PAYMENT. A Nonemployee Director may elect to receive up to a maximum of one hundred percent (100%) of the Participant's Director Fees to be paid in the form of Stock Units (a "STOCK UNITS PAYMENT") and the balance, if any, to be paid in cash in accordance with the Company's normal Director Fee payment procedures. In connection with an election to receive a Stock Units Payment, the Participant may elect an "EARLY SETTLEMENT DATE" (as defined below) upon which the Stock Units will be settled in accordance with Section 10.6(d); provided, however, that upon termination of the Participant's Service as a Director prior to the Early Settlement Date, settlement shall be made as provided in Section 10.6(d). Any "EARLY SETTLEMENT DATE" elected by the Participant shall become irrevocable as provided in Section 10.3(b) and shall be December 1 of the third Plan Year following the Plan Year of the Stock Units Payment or December 1 of any subsequent Plan Year.

            10.3 TIME AND MANNER OF ELECTION.

                  (a) TIME OF ELECTION. Each Nonemployee Director shall make an election pursuant to Section 10.2:

                        (i) for the Initial Plan Year: prior to the earlier of
(1) the date thirty (30) days following the Effective Date or (2) the Section 10 Effective Date;

                        (ii) for each subsequent Plan Year: prior to the first day of such Plan Year; and

                        (iii) in the case of a newly appointed or elected Nonemployee Director: on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

                  (b) ELECTION IRREVOCABLE. An election pursuant to Section 10.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

                  (c) FAILURE TO TIMELY ELECT. Any Nonemployee Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected pursuant to Section 10.2 to receive Option Payments for zero percent (0%) of the value of such Participant's Director Fees earned during such Plan Year (or Initial Plan Year) and to receive all of such Participant's Director Fees in cash in accordance with the Company's normal Director Fee payment procedures.

                  (d) MANNER OF ELECTION. Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and filed with the Chief Financial Officer of the Company.

            10.4 AUTOMATIC GRANT OF DIRECTOR FEE AWARDS. Subject to the provisions of Sections 1.3, 4 and 5, effective as of the last day of each quarter during any Plan Year (or the Initial Plan Year, as the case may be), each Nonemployee Director shall be granted automatically and without further action of the Committee a Director Fee Award in lieu of that portion of the Director Fees earned by the Participant during such quarter and specified by the Participant's election under Section 10.2 for such Plan Year (or Initial Plan
Year) and any fractional share amount carried over from the prior quarter as provided in Section 10.7 (the "QUARTERLY DIRECTOR FEES"). In accordance with the Participant's election under Section 10.2 for the Plan Year (or Initial Plan
Year), the Director Fee Award shall be either in the form of an Option Payment pursuant to Section 10.5 or a Stock Units Payment pursuant to Section 10.6.

            10.5 OPTION PAYMENT. Each Option Payment shall be in the form of a Nonemployee Director Option and shall be evidenced by an Award Agreement that shall specify the exercise price, the duration of the Nonemployee Director Option, the number of shares of Stock to which the Nonemployee Director Option pertains, and such other provisions as the Committee shall determine. No such Nonemployee Director Option or purported Nonemployee Director Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the terms and conditions set forth in Sections 10.5(a) through 10.5(d) below:

                  (a) EXERCISE PRICE. The exercise price per share for each Nonemployee Director Option shall be fifty percent (50%) of the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Nonemployee Director Option.

                  (b) NUMBER OF SHARES SUBJECT TO NONEMPLOYEE DIRECTOR OPTION. The number of shares of Stock subject to a Nonemployee Director Option shall be determined by the following formula (with any resulting fractional share being disregarded):

                          X  =  A / (B x 50%)

                    where,

                          "X" is the number of shares subject to the Nonemployee Director Option;

                          "A" is the amount of Quarterly Director Fees in lieu of which the Option Payment is made; and

                          "B" is the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Nonemployee Director Option.

                  (c) EXERCISE PERIOD. Each Nonemployee Director Option shall be vested and exercisable on and after the date of grant of the Nonemployee Director Option and shall terminate and cease to be exercisable on the date ten
(10) years after the date of grant of the Nonemployee Director Option, unless earlier terminated pursuant to the terms of the Plan or the Award Agreement.

                  (d) EFFECT OF TERMINATION OF SERVICE.

                        (i) NONEMPLOYEE DIRECTOR OPTION GRANT. No Participant shall be granted a Nonemployee Director Option following the date on which such Participant's Service as a Director terminates for any reason. All of such Participant's Director Fees with respect to which Director Fee Awards have not been granted prior to the Participant's termination of Service as a Director shall be paid in cash in accordance with the Company's normal Director Fee payment procedures.

                        (ii) NONEMPLOYEE DIRECTOR OPTION EXERCISABILITY. Subject to earlier termination as otherwise provided herein, a Nonemployee Director Option shall remain exercisable after a Participant's termination of Service at any time prior to the expiration of thirty-six (36) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

                        (iii) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time period set forth in Section 10.5(d)(ii) is prevented by the provisions of Section 14 below, the Nonemployee Director Option shall remain exercisable until thirty (30) days after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

                        (iv) EXTENSION IF PARTICIPANT SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time period set forth in Section 10.5(d)(ii) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

            10.6 STOCK UNITS PAYMENT. Each Stock Units Payment shall be evidenced by an Award Agreement that shall specify the number of Stock Units to which such agreement pertains, the form and time of settlement of such Stock Units and such other provisions as the Committee shall determine. No such Stock Units Award or purported Stock Units Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 10.6(a) through 10.6(f) below:

                  (a) PAYMENT. No additional cash consideration shall be required upon settlement of a Stock Units Award.

                  (b) NUMBER OF STOCK UNITS SUBJECT TO STOCK UNITS AWARD. The number of Stock Units subject to a Stock Units Award shall be determined by the following formula (with any resulting fractional Stock Unit being disregarded):

                          X  =  A / B

                   where,

                          "X" is the number of Stock Units subject to the Stock Units Award;

                          "A" is the amount of Quarterly Director Fees in lieu of which the Stock Units Payment is made; and

                          "B" is the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Stock Units Award.

                  (c) VOTING AND DIVIDEND EQUIVALENT RIGHTS. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Prior to settlement of a Stock Units Award, such Award shall include the right to Dividend Equivalents, pursuant to which the Participant shall be credited with additional whole and/or fractional Stock Units as of the record date of any payment of cash dividends with respect to the Stock occurring prior to such settlement date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Units Award. The number of such whole and/or fractional Stock Units to be credited with respect to any Stock Units Award on the record date of any cash dividend paid on the Stock shall be determined by the following formula:

                          X  =  (A x B) / C

                  where,

                          "X" is the number of whole and/or fractional Stock Units to be credited with respect to the Stock Units Award;

                          "A" is the amount of cash dividends paid on one share of Stock;

                          "B" is the number of whole and fractional Stock Units subject to the Stock Units Award as of the cash dividend record date; and

                          "C" is the Fair Market Value of a share of Stock on the cash dividend record date.

                  (d) SETTLEMENT OF STOCK UNITS. Subject to the provisions of
Section 14 below, the Company shall issue to the Participant, within thirty (30) days following the earlier of (i) the Early Settlement Date elected by the Participant with respect to the Stock Units Award or (ii) the date of termination of the Participant's Service as a Director, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Units Award. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 14 or any applicable law, rule or regulation. On the same settlement date, the Company shall pay to the Participant cash in lieu of any fractional Stock Unit subject to the Stock Units Award in an amount equal to the Fair Market Value on the settlement date of such fractional share of Stock.

                  (e) EFFECT OF TERMINATION OF SERVICE. No Participant shall be granted a Stock Units Award following the date on which such Participant's Service as a Director terminates for any reason. All of such Participant's Director Fees with respect to which Director Fee Awards have not been granted prior to the Participant's termination of Service as a Director shall be paid in cash in accordance with the Company's normal Director Fee payment procedures.

                  (f) NONTRANSFERABILITY OF STOCK UNITS. Prior to their settlement pursuant to Section 10.6(d), no Stock Units granted to a Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution.

            10.7 FRACTIONAL SHARES. No fractional shares of Stock shall be issued upon the exercise of any Nonemployee Director Option or settlement of any Stock Units. Any portion of a Participant's Quarterly Director Fees subject to the Participant's election under Section 10.2 representing a fractional share amount that would otherwise be paid in the form of an Option Payment or a Stock Units Payment shall instead be carried over and combined with the Quarterly Director Fees for the following quarter of the Plan Year (or Initial Plan year, as the case may be) or the subsequent Plan Year. Any such fractional share amount remaining upon termination of a Participant's Service as a Director shall be paid to the Participant in cash, without interest.

      11. TERMS AND CONDITIONS OF OUTSIDE DIRECTOR OPTIONS.

      Outside Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            11.1 AUTOMATIC GRANT. Outside Director Options shall be granted automatically and without further action of the Board, as follows:

                  (a) ANNUAL OPTION GRANT. Effective on October 1st of each calendar year on or after the Effective Date, each person who is the serving as an Outside Director shall be granted an Option to purchase Thirty Thousand shares of Stock, subject to adjustment as provided in Section 4.2; provided, however, that for the first calendar year in which a person serves as an Outside Director, they shall be granted, instead of the foregoing Option grant, an Option to purchase that number of shares equal to _____________________ (______) shares of Stock for each full month of Service before the first October 1st during such Director's tenure, subject to adjustment as provided in Section 4.2.

                  (b) RIGHT TO DECLINE OUTSIDE DIRECTOR OPTION. Notwithstanding the foregoing, any person may elect not to receive an Outside Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Outside Director Option would otherwise be granted. A person so declining an Outside Director Option shall receive no payment or other consideration in lieu of such declined Outside Director Option. A person who has declined an Outside Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Outside Director Option would be granted pursuant to this Section 11.1.

            11.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Outside Director Option shall be the Fair Market Value of a share of Stock on the date the Outside Director Option is granted.

            11.3 EXERCISE PERIOD. Each Outside Director Option shall terminate and cease to be exercisable on the date five (5) years after the date of grant of the Outside Director Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

            11.4 RIGHT TO EXERCISE OUTSIDE DIRECTOR OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement, each Outside Director Option shall become fully vested and exercisable, provided the Optionee's Service has not terminated prior to such date, on the day before October 1st of the calendar year following the calendar year after which such Option was granted pursuant to
Section 11.1(a).

            11.5 EFFECT OF TERMINATION OF SERVICE ON OUTSIDE DIRECTOR OPTIONS.

                  (a) OPTION EXERCISABILITY. Subject to earlier termination of the Outside Director Option as otherwise provided herein, if the Optionee's Service with the Participating Company Group terminates for any reason, including the Disability or death of the Optionee, the Outside Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian, legal representative or other person who acquired the right to exercise the Outside Director Option by reason of the Optionee's death) at any time prior to the expiration of two (2) years after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Outside Director Option within the applicable time periods set forth in Section 11.5(a) is prevented by the provisions of Section 14 below, the Outside Director Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Outside Director Option is exercisable, but in any event no later than the Option Expiration Date.

            11.6 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 11.5(a) of shares acquired upon the exercise of the Outside Director Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Outside Director Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      12. STANDARD FORMS OF AWARD AGREEMENT.

            12.1 AWARD AGREEMENTS. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

            12.2 AUTHORITY TO VARY TERMS. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement described in this Section 12 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

      13. CHANGE IN CONTROL.

            13.1 DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a an Ownership Change Event described in Section 13.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            13.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS AND SARs. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or other business entity or parent thereof, as the case may be (the "ACQUIROR"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror's stock. Any Options or SARs which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control, provided, that, the Board may, in its discretion, provide in any Award Agreement that, in the event of a Change in Control, the exercisability and vesting of the outstanding Option and any shares acquired upon the exercise thereof or any SAR shall accelerate upon such circumstances and to such extent as specified in such Award Agreement. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 13.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

            13.3 EFFECT OF CHANGE IN CONTROL ON STOCK AWARDS. The Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

            13.4 EFFECT OF CHANGE IN CONTROL ON PERFORMANCE AWARDS. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

            13.5 EFFECT OF CHANGE IN CONTROL ON DIRECTORS FEE AWARDS. Any Directors Fees with respect to which the Company has not made either an Option Payment or a Stock Units Payment pursuant to Section 11 prior to the effective date of the Change in Control shall be paid in cash immediately prior to such effective date.

            13.6 EFFECT OF CHANGE IN OUTSIDE DIRECTOR OPTIONS. Notwithstanding any other provision of this Plan to the contrary, in the event of a change in control, any unexercised portion of any such Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 13.6 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control.

      14. COMPLIANCE WITH SECURITIES LAW.

      The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      15. TAX WITHHOLDING.

            15.1 TAX WITHHOLDING IN GENERAL. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

            15.2 WITHHOLDING IN SHARES. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

      16. TERMINATION OR AMENDMENT OF PLAN.

      The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and
(c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

      17. STOCKHOLDER APPROVAL.

      The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "AUTHORIZED SHARES") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

      18. MISCELLANEOUS PROVISIONS.

            18.1 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

            18.2 RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Director or Consultant, or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time.

            18.3 RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

            18.4 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

            18.5 BENEFICIARY DESIGNATION. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

            18.6 UNFUNDED OBLIGATION. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the SCOLR, Inc. 2004 Equity Incentive Plan as duly adopted by the Board on April 14, 2004.

                                            ____________________________________
                                            Secretary

                                  PLAN HISTORY

April 14, 2004         Board adopts Plan, with an initial reserve
                       of _________ shares.

____________, 2004         Stockholders approve Plan, with an initial reserve
                           of _________ shares.

                                   APPENDIX B

                                   SCOLR, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

      This Charter specifies the scope of the responsibilities of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of SCOLR, Inc. (the "COMPANY") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and otherwise assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public. The Committee will also review the qualifications, independence and performance, and approve the terms of engagement, of the Company's independent auditor, and prepare any reports required of the Committee under applicable law, the rules and regulations of the Securities and Exchange Commission ("SEC") or the listing requirements of the American Stock Exchange (collectively, "APPLICABLE LAW"). Further, the Committee will recommend codes of conduct and ethics applicable to the Company and will oversee the performance of the Company's internal audit function.

      The Company will provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations and hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary, in fulfilling its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and Applicable Law, as the Committee or the Board deems necessary or appropriate.

II.   ORGANIZATION AND MEMBERSHIP REQUIREMENTS

      The Committee will be comprised of two or more directors, each of whom will satisfy the independence, experience and financial literacy requirements of any Applicable Law.

      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

      If deemed necessary or appropriate from time to time by the Board, at least one member will be an audit committee financial expert as determined by the Board in accordance with the rules and regulations of the SEC.

      The members of the Committee will be appointed by the Board and will serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee will meet as often as it determines, but not less frequently than quarterly or as required by Applicable Law. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee will meet with management and the independent auditor in separate executive sessions, in each case as appropriate. The Committee will meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

      A majority of the members (or both if there are only two members) will represent a quorum of the Committee, and, if a quorum is present, any action approved by a majority of the members present will represent the valid action of the Committee.

IV.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

      To fulfill its responsibilities and duties, the Committee will, in each case to the extent required by Applicable Law or otherwise deemed advisable by the Committee:

      A. OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

            1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

            2. Periodically review and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

            3. Annually review and discuss any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board

Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence, and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

            4. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that, except as otherwise required by Applicable Law, (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approvals shall be presented to the Committee at its next scheduled meeting, and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of subsections (x) and
(y) above.

            5. Meet with the independent auditor prior to the audit to discuss the planning of the audit.

            6. Approve as necessary the termination of the engagement of the independent auditor.

            7. Review with the independent auditor any significant difficulties encountered during the course of the audit or otherwise, as appropriate, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements, in each case as reported by the independent auditor. Receive from and review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

            8. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, and the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      B. REVIEW OF FINANCIAL REPORTING, POLICIES AND PROCESSES

            1. Review and, to the extent deemed appropriate by the Committee, discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor.

            2. Review and, to the extent deemed appropriate by the Committee, discuss with management and the independent auditor the Company's quarterly financial statements.

            3. Review and, to the extent deemed appropriate by the Committee, discuss earnings press releases and other information provided to securities analysts and rating agencies.

            4. Periodically meet separately with management and with the independent auditor, as deemed appropriate by the Committee.

            5. Review with management on a quarterly basis its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("INTERNAL CONTROLS"), review annually with the independent auditor any attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or any such independent auditor's attestation.

            6. Receive reports from the independent auditor concerning, and review with management to the extent deemed appropriate by the Committee, the effect of regulatory and accounting initiatives on, the financial statements of the Company. Consider and approve, if deemed appropriate by the Committee, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

      C. RISK MANAGEMENT, RELATED PARTY TRANSACTIONS, LEGAL COMPLIANCE, CORPORATE GOVERNANCE AND ETHICS

            1. Review with the chief executive officer and principal financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

            2. As requested by the Board review and approve any related-party transactions.

            3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

            4. Receive from and discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Company's financial statements or accounting policies.

            5. Adopt a Code of Conduct and Ethics for the Company's employees, officers and directors, which Code of Conduct and Ethics will meet the requirements of Section 406 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder, and provide for the prompt review and public disclosure of any change in, or waiver of, such Code of Conduct and Ethics to the extent required by Applicable Law.

            6. Review such Code of Conduct and Ethics periodically and recommend such changes to such Code of Conduct and Ethics as the Committee deems appropriate.

            7. Review and investigate conduct alleged by the Board, the Company's Compliance Officer, or otherwise, to be in violation of the Company's Code of Conduct and Ethics, and adopt, as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

            8. Adopt procedures for monitoring and enforcing compliance with the Code of Conduct and Ethics.

            9. As deemed appropriate by the Committee, review with the Company's legal counsel and report to the Board on material litigation, government investigations and compliance with applicable legal requirements.

            10. Prepare the audit committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

            11. Develop, in connection with the Nominating and Corporate Governance Committee orientation materials for new directors and corporate governance-related continuing education for all Board members.

            12. Report to the Board on the Committee's activities, recommendations and conclusions, as deemed appropriate by the Committee.

            13. Review and reassess the Audit Committee Charter's adequacy as deemed appropriate by the Committee and recommend any proposed changes to the Board for approval.

                                   SCOLR, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoints Daniel O. Wilds and Gail Vitulli, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of SCOLR, Inc., held or owned by or standing in the name of the undersigned on the company's books on May 7, 2004 at the Annual Meeting of Stockholders of the company to be held at the Yale Club, 50 Vanderbilt Avenue, New York, New York at 3:00p.m. on June 25, 2004, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

        The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

        The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

        The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders of the Company, (b) accompanying Proxy Statement, and
(c) Annual Report to Stockholders for the fiscal year ending December 31, 2003.

                         (TO BE SIGNED ON REVERSE SIDE)

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A  [X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5.

1. To elect the following six (6) persons as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified:

               Nominee:      Daniel O. Wilds

               [ ] FOR           [ ]  WITHHELD

               Nominee:      Reza Fassihi, Ph.D.

               [ ] FOR           [ ]  WITHHELD

               Nominee:      Wayne L. Pines

               [ ] FOR           [ ]  WITHHELD

               Nominee:      Robert C. Schroeder

               [ ] FOR           [ ]  WITHHELD

               Nominee:      Michael Sorell, M.D.

               [ ] FOR           [ ]  WITHHELD

               Nominee:      Michael N. Taglich

               [ ] FOR           [ ]  WITHHELD



2. To consider an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

             FOR                    AGAINST                      ABSTAIN
             [ ]                      [ ]                          [ ]

3. To consider an amendment to our Certificate of Incorporation to change our name to "SCOLR Pharma, Inc."

             FOR                    AGAINST                      ABSTAIN
             [ ]                      [ ]                          [ ]

4.      To consider adoption of the 2004 Equity Incentive Plan.

             FOR                    AGAINST                      ABSTAIN
             [ ]                      [ ]                          [ ]


5. To approve any adjournments of the meeting to another time and place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

             FOR                    AGAINST                      ABSTAIN
             [ ]                      [ ]                          [ ]

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                                    MARK HERE FOR ADDRESS [ ]
                                                    CHANGE AND NOTE AT LEFT


Signature:                                           Date:
          ---------------------------------               ----------------------

Signature:                                           Date:
          ---------------------------------               ----------------------


Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.